Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of December 9, 2010

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of April 2, 2007

as amended and restated as of June 30, 2010

THIS AMENDMENT NO. 1 (“Amendment”) is made as of December 9, 2010 by and among Dean Foods Company (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement dated as of April 2, 2007 as amended and restated as of June 30, 2010 by and among the Borrower, the Lenders party thereto and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to make certain amendments to the Credit Agreement;

WHEREAS, the parties hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means the date on which that certain Amendment No. 1 hereto dated as of December 9, 2010 becomes effective.

“Consolidated Senior Secured Indebtedness” means, at any date, Consolidated Funded Indebtedness that is secured by a Lien on any assets of the Borrower or any of its Restricted Subsidiaries.

“Senior Secured Leverage Ratio” means, on any date, the ratio of (a) Consolidated Senior Secured Indebtedness on such date, minus unrestricted cash in an aggregate amount not to exceed $100,000,000 to the extent held by the Borrower and the Restricted Subsidiaries on a consolidated basis on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date). Solely for the purposes of calculating the Senior Secured Leverage Ratio to determine compliance with Section 6.11(b), Consolidated EBITDA will be adjusted to (i) add an amount which, in the determination of Consolidated Net Income for the applicable period, has been deducted for (A) non-cash losses from foreign exchange translation adjustments or Swap Agreements during such period and (B) the fees, costs and expenses paid to third parties during such period that directly arise out of and are incurred in order to consummate acquisitions, investments, dispositions and the incurrence or early extinguishment of Indebtedness to the extent such items were subject to capitalization prior to the effectiveness of Financial Accounting Standards Board Statement No. 141R “Business Combinations” but are required under such statement to be expensed currently and (ii) subtract an amount which, in the determination of Consolidated Net Income for the applicable period, has been added for non-cash gains from foreign exchange translation adjustments or Swap Agreements during such period.

(b) Section 6.11 of the Credit Agreement is hereby restated in its entirety as follows:

SECTION 6.11. Financial Covenants.

(a) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio, determined for any period of four consecutive fiscal quarters ending on or about any date during any period set forth below, to be less than the ratio set forth below opposite such period:

Period	Interest Coverage Ratio

Amendment No. 1 Effective Date – 12/31/2011	2.50 to 1.00
3/31/2012 – 12/31/2012	2.75 to 1.00
3/31/2013 and thereafter	3.00 to 1.00

(b) Leverage Ratios.

(i) Leverage Ratio. The Borrower will not permit the Leverage Ratio, determined for any period of four consecutive fiscal quarters ending on or about any date during any period set forth below, to be greater than the ratio set forth below opposite such period:

Period	Leverage Ratio

Amendment No. 1 Effective Date – 12/31/2011	5.75 to 1.00
3/31/2012 – 12/31/2012	5.50 to 1.00
3/31/2013 – 6/30/2013	5.25 to 1.00
9/30/2013 and thereafter	4.50 to 1.00

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(ii) Senior Secured Leverage Ratio. The Borrower will not permit the Senior Secured Leverage Ratio, determined for any period of four consecutive fiscal quarters ending on or about any date during any period set forth below, to be greater than the ratio set forth below opposite such period:

Period	Senior Secured Leverage Ratio

Amendment No. 1 Effective Date – 12/31/2011	4.25 to 1.00
3/31/2012 – 12/31/2012	3.75 to 1.00
3/31/2013 and thereafter	3.50 to 1.00

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that: (a) the Borrower shall have incurred, after the date hereof but on or before February 28, 2011, at least $400,000,000 in aggregate principal amount of Indebtedness under Section 6.01(f) of the Credit Agreement, such Indebtedness having a maturity of no less than seven (7) years from the date of issuance thereof (the “Specified Issuance”), (b) the Borrower shall have made a prepayment of the outstanding Tranche A Term Loans with the net cash proceeds from the Specified Issuance (after deducting any fees, costs and expenses in connection with this Amendment), with such prepayment to be applied as follows: (i) up to the first $400,000,000 of the net cash proceeds from the Specified Issuance shall be applied to the 2014 Tranche A Term Loans (ratably to the remaining principal installments of the 2014 Tranche A Term Loans) and (ii) any incremental net cash proceeds in excess of $400,000,000 from the Specified Issuance shall be applied first to such Class of Tranche A Term Loans as the Borrower may direct and, to the extent such Class of Term Loans has been repaid in full, thereafter to the other Class of Tranche A Term Loans (in each case ratably to the remaining principal installments of the Tranche A Term Loans being prepaid) and any remaining unapplied net cash proceeds after repayment in full of all Tranche A Term Loans may be retained by the Borrower, (c) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Pro Rata Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (d) the Administrative Agent shall have received for the account of each Lender that delivers its executed signature page hereto by such time as is requested by the Borrower and the Administrative Agent, an amendment fee equal to 0.25% of such Lender’s Revolving Commitment and the amount of such Lender’s outstanding Tranche A Term Loans (after giving effect to the prepayment described in the foregoing clause (b)(i) but, for the avoidance of doubt, giving no effect to the prepayment described in the foregoing clause (b)(ii)) and (e) the Borrower shall have paid, to the extent invoiced, all reasonable out-of-pocket fees and expenses of the Agents and their applicable affiliates (including reasonable attorneys’ fees and expenses) in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DEAN FOODS COMPANY, as the Borrower

By	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 1

Dean Foods Company

Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Gregory T. Martin
	Name:	Gregory T. Martin
	Title:	Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender and as an Issuing Bank

By	/s/ David L. Catherall
	Name:	David L. Catherall
	Title:	Senior Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By	/s/ Thomas J. Krueger
	Name:	Thomas J. Krueger
	Title:	Senior Vice President

Signature Page to Amendment No. 1

Dean Foods Company

Second Amended and Restated Credit Agreement

REMAINDER OF EXECUTED

SIGNATURE PAGES ON FILE

WITH THE ADMINISTRATIVE AGENT

CONSENT AND REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Second Amended and Restated Credit Agreement dated as of April 2, 2007 as amended and restated as of June 30, 2010 (the “Credit Agreement”) by and among Dean Foods Company (the “Borrower”), the financial institutions listed on the signature pages thereto and JPMorgan Chase Bank, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), which Amendment No. 1 is dated as of December 9, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement (including, but not limited to, the Security Agreement and the Subsidiary Guaranty) and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: December 9, 2010

[Signature Pages Follow]

DEAN FOODS COMPANY

ALTA-DENA CERTIFIED DAIRY, LLC

BERKELEY FARMS, LLC

COUNTRY FRESH, LLC

DEAN DAIRY HOLDINGS, LLC

DEAN EAST, LLC

DEAN EAST II, LLC

DEAN FOODS COMPANY OF CALIFORNIA, LLC

DEAN FOODS OF SOUTHERN CALIFORNIA, LLC

DEAN FOODS NORTH CENTRAL, LLC

DEAN FOODS OF WISCONSIN, LLC

DEAN SERVICES, LLC

DEAN SOCAL, LLC

DEAN WEST, LLC

DEAN WEST II, LLC

By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Vice President and Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1

Dean Foods Company

Second Amended and Restated Credit Agreement

FRESH DAIRY DELIVERY, LLC

FRIENDSHIP DAIRIES, LLC

GANDY’S DAIRIES, LLC

GARELICK FARMS, LLC

HORIZON ORGANIC DAIRY, LLC

KOHLER MIX SPECIALTIES OF MINNESOTA, LLC

KOHLER MIX SPECIALTIES, LLC

LAND-O-SUN DAIRIES, LLC

MAYFIELD DAIRY FARMS, LLC

MODEL DAIRY, LLC

MORNINGSTAR FOODS, LLC

REITER DAIRY, LLC

SAMPSON VENTURES, LLC

SHENANDOAH’S PRIDE, LLC

SUIZA DAIRY GROUP, LLC

SWISS II, LLC

VERIFINE DAIRY PRODUCTS OF SHEBOYGAN, LLC

By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Vice President and Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1

Dean Foods Company

Second Amended and Restated Credit Agreement

DEAN HOLDING COMPANY

DEAN MANAGEMENT CORPORATION

DEAN TRANSPORTATION, INC.

HORIZON ORGANIC INTERNATIONAL, INC.

MARATHON DAIRY INVESTMENT CORP.

MIDWEST ICE CREAM COMPANY, LLC

TUSCAN/LEHIGH DAIRIES, INC.

WHITEWAVE FOODS COMPANY

WHITEWAVE SERVICES, INC.

By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Vice President and Treasurer

DEAN INTELLECTUAL PROPERTY SERVICES II, INC.

By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Vice President and Treasurer

DEAN INTELLECTUAL PROPERTY SERVICES, INC.

By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Vice President and Treasurer

SOUTHERN FOODS GROUP, LLC

By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Vice President and Treasurer

DIPS LIMITED PARTNER II

By:	CSC TRUST COMPANY OF DELAWARE, as Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 1

Dean Foods Company

Second Amended and Restated Credit Agreement